GeoResources, Inc Corporate Profile April 2009 Exhibit 99.2

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial. In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-
looking statements.
Readers are encouraged to read our December 31, 2008 Annual Report on Form 10-K and any
and all our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

Key Investment Highlights
High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Significant Identified Upside Potential
Experienced Management and Technical Staff
Strong Financial Position
Continued Value Creation
Developing Additional Prospects

Company Overview
NASDAQ: GEOI
Proved Reserves: 20.9 Mmboe
(1)
Percent Oil: 52%
Proved Producing: 61%
Percent Proved Developed: 74%
2008 Production: 3,387 Boepd
Percent Operated: 81%
Gross Acreage: 423,216
(2)
Net Acreage: 196,451
(2)
Company Highlights
(1) Proved reserves include partnership interests and are estimated as of December  31,
2008, based on NYMEX strip pricing; SEC prices resulted in 17.5 Mmboe. See page
16 for further discussion.
(2) Acreage information presented throughout this presentation is as of December 31,
2008.
Maps herein exclude minor value properties.

Financial Summary

Selected Balance Sheet Data
Note: The above table does not include the balance sheet effects of hedge accounting for derivative financial instruments which is required for financial statements presented in accordance with generally accepted accounting principles. See the Company’s SEC filings for further information.
($ in millions)
December 31, 2008 December 31, 2007
Cash 14.0 $                        24.4 $
Working Capital - Net 5.3 $                          13.9 $
Oil & Gas Assets (Successful Efforts) 181.6 $                     181.4 $
Equity in Partnerships 3.3 $                          1.8 $
Long-Term Debt 40.0 $                        96.0 $
Common Stock and Additional Paid in Capital 112.7 $                     79.8 $
Retained Earnings 21.0 $                        7.5 $

Financial Summary

($ in millions, except per share data and unit metrics)
2005 2006 2007 2008
Key Data:
Avg. realized oil price ($/Bbl) 47.97 $             54.61 $             67.20 $             82.42 $
Avg. realized natural gas price ($/mcf) 6.86 $                6.83 $                6.19 $                8.12 $
Oil production (MBbls) 154                     184                     392                     743
Natural gas production (MMcf) 559                     577                     1,648                 2,962
  Total Production (MBOE) 247                     280                     666                     1,236
Total revenue 13.8 $                16.8 $                40.1 $                94.6 $
Net income before tax
(1)
5.0 $                   4.3 $                   8.0 $                   21.3 $
Net income 5.0 $                   4.2 $                   3.1 $                   13.5 $
Net income per share (basic) 1.31 $                0.87 $                0.25 $                0.87 $
EBITDAX
(2)
6.1 $                   8.5 $                   17.5 $                53.0 $
EBITDAX per share (basic)
(2)
1.76 $                1.75 $                1.42 $                3.40 $
Southern Bay, LLC
Predecessor Company
GeoResources, Inc.
Merged Company
Operating  Data
(1) The 2005 & 2006 financial information is that of Southern Bay, which, as a partnership, was generally not subject to federal and state income taxes.
(2) EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, impairments and exploration expense.  EBITDAX should not be considered as an alternative to net income or cash flow as indications of performance or liquidity. See the Company’s SEC filings for further information.

(Mmboe)
25
20
15
10
5
0
CAGR 76%
2.2
2.5
18.2
20.9
2005
2006
2007
2008

(Boepd)
3.500
3.000
2.500
2.000
1.500
1.000
500
-
CAGR 50%
677
767
1,827
3,387
2005
2006
2007
2008

Production & Reserve Growth
Growth reflects the reverse merger of Southern Bay
Energy into GeoResources and the acquisition of
Chandler Energy, a $100 million  acquisition in
2007, portfolio high-grading, and drilling and
development activities.
April 2007: Reverse merger and Chandler
acquisition.
Transforms a regional entity into a
multi-basin entity.
October 2007: $100 million acquisition.
Effectively doubled reserves and
production.
2008: Acquisitions and divestitures, high-
graded portfolio and expanded drilling
inventory.
Growth in Production
Growth in Proved Reserves

Management History
1983-April 2007
GeoResources, Inc.
Areas of Operation:
Williston Basin
2004- 2007
Southern Bay Energy, LLC
Areas of Operation:
Gulf Coast, Permian Basin
2000-2007
Chandler Energy, LLC
Areas of Operation:
Williston Basin, Rockies
1988-2000
Chandler Company
Areas of Operation:
Rockies, Williston Basin
Significant operations and financial
experience.
Management’s historic areas of
operation have been focused on
GeoResources’ core areas.
Extensive industry relationships.
Prior track record includes:
1992-1996
Hampton Resources
Corporation
Areas of Operation:
Gulf Coast
1997-2001
Texoil Inc.
Areas of Operation:
Gulf Coast, Permian Basin
2001-2004
AROC Inc.
Areas of Operation:
Gulf Coast, Permian Basin,
Mid-Continent

Balanced Growth Strategy
Asset Rationalization
Selectively divest assets to upgrade our portfolio and focus on existing fields and new projects with greater development and exploitation potential.
Implement re-engineering and development programs within existing fields.
Cost Control
Target low operating costs and G&A structure.
Modest overhead structure.
Generate additional exploration projects and increase direct participation.
Solicit partners on a promoted basis to reduce average costs, diversify and realize operating income.
Exploration
Acquire oil and gas properties with significant producing reserves and development and exploration potential.
Solicit partners in acquisitions on a promoted basis, to diversify, reduce average cost and generate operating fees.
Acquisitions

GeoResources’
Acquisition
Strategy
Accelerate field
development
Use price
hedging
Retain field
operating control
Develop drilling
programs
Acquire corporate
entities
Acquire
producing fields
or undeveloped
acreage
Promote in
partners
Acquisition Strategy

Regional Overview

Accounts for approximately 82% of GeoResources’
total production.
High-impact exploration potential.
Workover and recompletion potential.
Southern Region
TX
NM
LA
Two 3D seismic projects in progress.
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Chittim Ranch
Giddings*
*SBE Partners LP properties
Odem
Driscoll
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
Continuous successful Austin Chalk drilling program.
Ten wells drilled with 100% success rate.
66 producing wells.
One well currently drilling.
Six wells expected in 2009 and in 2010.
Recent additional acreage acquisitions.
May deploy additional rig with cost reductions.
Shallow Yegua and deeper Eagleford Shale potential.
OK
OKLA Energy Partners
LP properties

Accounts for approximately 18% of Company production.
North Dakota shallow highlights.
Starbuck waterflood initial installation early 2008.
Recent expansion
Initial response
SW Starbuck waterflood installation Phase Two recently
completed.
N.E. Landa expected to be unitized in summer 2009.
Drilled two operated horizontal infill locations in 2008.
Additional horizontal infill locations.
North Dakota Bakken Highlights (excludes insignificant interests).
Joint venture with 10-15% in more than 35,000 net acres.
One rig program.
13 joint venture wells drilled.
10 additional wells currently scheduled.
Recent  acreage acquisitions.
Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wanye
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin.
Bakken JV

Partnership Operations
SBE Partners LP
Catena Oil & Gas, LLC
OKLA Energy Partners LP
2% GP Interest
2% GP Interest
GeoResources owns a direct working interest in the
partnerships’ properties plus serves as general
partner of the partnerships while operating the majority
of the properties.
Catena Oil & Gas, LLC.
Wholly owned subsidiary; and
2% General Partner interest increases to 35.7%
pending realization of a contractually specified
rate of return.

Re-engineering and workover 3%
Acreage, seismic and other 7%
Horizontal development drilling 26%
Bakken Shale drilling 30%
Other development drilling 23%
Waterflood and associated drilling 11%

Acreage, seismic and other 16%
Austin Chalk drilling and development 15%
Re-engineering & workover 10%
Exploratory drilling 20%
Other development drilling 35%
Waterflood expansion 3%

Planned Exploration & Development Projects
Charts reflect currently scheduled projects.
70% of projects are HBP or long-term leases.
Identified projects are diversified across
GeoResources’ core areas.
2009 budget approximately $30 million.
2009 capital budget between regions
$18.0 million Southern
$12.0 million Northern
Allocation favors low-risk high cash flow projects.
Southern Region Capital Expenditures
$41 million total
Northern Region Capital Expenditures
$42 million total

Proved Reserves – SEC and Strip Price Case

MBOE PV-10
(3)
% Developed % Oil
SEC Prices
(1)
Proved:
Direct Interests
14,592       150,616 $  80% 60%
Partnership Interests
2,909          30,272 $    72% 4%
Total Proved 17,501       180,888 $  79% 51%
Strip Prices
(2)
Proved:
Direct Interests
16,776       270,882 $  77% 64%
Partnership Interests
4,107          49,499 $    63% 5%
Total Proved
20,883       320,381 $  74% 52%
(1) SEC prices at 12/31/08 were $44.60 / Bbl and $5.62 / Mcf.
(2) The NYMEX oil strip used for the 12/31/08 estimate ranged from $54.29 / Bbl for 2009 to $76.09 / Bbl for years 2015 and beyond. The NYMEX gas strip ranged from $6.62 / Mcf for 2009 to $7.23 / Mcf for years 2015 and beyond.
(3) Present Value Discounted at 10% (“PV10”) is a Non-GAAP measure that differs from the GAAP measure
“standardized measure of discounted future net cash flows” in that PV10 is calculated without regard to future income taxes. For presentation of the standardized measure of discounted futures net cash flows; see the Company’s 12/31/08
Annual Report on SEC Form 10-K. Furthermore, using the NYMEX strip prices is not GAAP, but is provided for information to interested parties.

Proved and Potential Reserves – Strip Price

MBOE % Developed % Oil
Proved:
Direct Interests
16,776       77% 64%
Partnership Interests
4,107          63% 5%
Total Proved 20,883       74% 52%
Other Non-Proved Potential
(1)
8,057
Total 28,940
Cautionary
Note:
The SEC permits
oil and gas companies to disclose only
proved reserves in their filings.
GeoResources uses the term "non-
proved potential," which SEC
guidelines strictly prohibit the
Company from including in SEC filings.
These non-proved potential reserve
estimates were prepared by
management and the Company's
technical staff in accordance with
industry practices. Non-proved
quantities estimated herein are
imprecise forward-looking statements
and substantially less certain than
proved reserves. All reserve estimates
are inherently imprecise and are
subject to material revisions based on
numerous factors, including drilling
success, production history and oil and
gas price changes. You are urged to
read the Company's Annual Report on
SEC Form 10-K for the year ended
December 31, 2008, and its other SEC
filings.
(1) Represents non-proved reserve potential associated with existing fields or prospects that are scheduled and reasonably expected to be drilled within the Company's current budget. For competitive purposes, totals and related disclosures DO NOT INCLUDE certain projects with active leasing, unitization or other activities which may result in additional drilling and development locations.

Selected Upside Projects
Reserve Potential
(1) Estimated participation in 50 wells pending
continued favorable drilling results.  Does not
include in-fill drilling or Three Forks/Sanish
horizontal potential.
(2) Does not include Pearsall shale.
(3) Does not include Yegua or deep Eagleford
potential.
(4) Includes net interest in 6 non-proved
locations.
(5) Represents Company estimated base case.
Excludes deep potential below 16,000 ft.
(6) Includes one proved and three non-proved
locations. 3rd seismic shoot may alter non-
proved locations 9sub-surface_ and many
result in additional locations.
(7) Base case economics.
Non-Proved
Potential
(reserves in Mboe)
Bakken Shale
(1)
ND, MT 1,175 Oil
Chittim
(2)
TX 189 Gas
Giddings
(3)
TX 529 Gas
Mak TX 143 Oil
Northeast Landa ND, MT 384 Oil
North Parc Purdue LA 39 Oil
Odem TX 92 Oil
Oklahoma (various net)
(4)
OK 257 Gas
Quarantine Bay
(5)
LA 1,818 Gas/Oil
Roth-Leonard ND 333 Oil
Sherman/Wayne ND 667 Oil
St. Martinville
(6)
LA 864 Oil
SW Starbuck ND 170 Oil
Starbuck Waterflood Unit
(7)
ND 1,397 Oil
Non-Proved Potential 8,057
Field State Primary Product

BURKE
RENVILLE
MOUNTRAIL
WARD
WILLIAMS
Stanley Field Development
Parshall Field Development
Sanish Field Development
MCKENZIE
MCLEAN

Bakken Shale – East Nesson
Joint venture with varying working interests
ranging from 10% to 15% in more than  35,000
acres.
Recent acreage acquisition.
Allows the Company to amass a large database
and understanding of the technical and
operational aspects.
13 horizontal Bakken Shale wells drilled and in
process of completing with Ten currently
scheduled. Permitting additional locations.
(1)
Initial production rates range from 400 to 1,400
Bopd per well.
(1)
Well counts exclude numerous wells with nominal interests.
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.

Giddings Field
Approximately 67,000 acres.
Producing properties and acreage in the Austin
Chalk formation.
GEOI owns an average direct working
interest of 7.2% in the core development
area.
Partnership owns 82.8%.
GEOI owns 2% general partner interest.
Incremental reversionary interest of 33.7%.
Ten Wells drilled – 100% success.
Additional upside includes:
Multiple wells with rate increase potential
from slick water fracture stimulations.
At least 15 additional locations.
Shallow Yegua potential and deeper
Eagleford Shale potential.
Austin Chalk Play
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico

Quarantine Bay
GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres.
Shallow zone potential (<10,500 ft):
Numerous behind pipe opportunities due to
multiple stacked sand reservoirs.
Rate acceleration wells.
Pending prices and drilling cost
reductions.
Significant deep potential (>10,500 ft):
Schlumberger reprocessed and interpreted
the 3-D seismic data.
Initial prospect.
Multiple objectives to 16,000 ft.
Quarantine Bay Field
LA
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field

Sherman & Wayne Fields
GeoResources holds 1,090 gross and 967 net
acres and operates the fields.
Average working interest of 76% and an average
net revenue interest of 64%.
Proved upside in this field consists of four proved
undeveloped horizontal infill locations.
Two development wells drilled in 2008.
Sherman & Wayne Fields
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Starbuck Waterflood Unit
Unitized effective November 1, 2007 and
includes over 6,000 acres.
95.8% working interest.
Phase One waterflood installation completed
early 2008.
Recent initial response.
Phase Two waterflood expansion
substantially completed.
The Starbuck Midale Zone has produced 584
Mbbls and the Berentson Zone has produced
754 Mbbls on primary recovery, for total field
production of 1.4 Mmbbls.
The Company estimates additional reserves of
1.0 – 2.4 Mmbbls.
Starbuck Unit
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Key Investment Highlights
High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Significant Identified Upside Potential
Experienced Management and Technical Staff
Developing Additional Prospects
Strong Financial Position
Continued Value Creation